STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------





NEW ISSUE MARKETING MATERIALS
-----------------------------

$804,631,400 (Approximate)



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2


STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Depositor


WELLS FARGO BANK, NA
Master Servicer


BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter




All statistical Information is preliminary and based upon Information as of May 1, 2005.


May 31, 2005



BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                              $804,631,400 (APPROX)
                   STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
                   LIBOR, MTA AND COFI INDEXED MORTGAGE LOANS

                                 EXPECTED     CREDIT        INTEREST
                 CERTIFICATE     RATINGS      ENHANCE.       RATE
    CLASS         SIZE (1)         (2)        % AGE (3)      TYPE        COLLATERAL TYPE             CERTIFICATE TYPE
    -----         --------         ---        --------       ----        ---------------             ----------------
                                                     OFFERED CERTIFICATES
                                                     --------------------
    I-A-1        $222,439,500    AAA/Aaa       21.37%      Floater (4)    LIBOR Neg Am      Group 1 Super Senior LIBOR Floater
    I-A-2         $39,254,000    AAA/Aaa       7.50%       Floater (4)    LIBOR Neg Am     Group 1 Senior Support LIBOR Floater
     I-X         Notional (5)    AAA/Aaa       7.50%         WAC (5)      LIBOR Neg Am           Group 1 Senior Basis IO
    II-A-1       $229,078,300    AAA/Aaa       44.50%      Floater (6)     MTA Neg Am       Group 2 Super Senior LIBOR Floater
    II-A-2        $95,449,200    AAA/Aaa       21.38%      Floater (6)     MTA Neg Am       Group 2 Level I Sr. Support LIBOR
                                                                                                         Floater
    II-A-3        $57,269,500    AAA/Aaa       7.50%       Floater (6)     MTA Neg Am       Group 2 Level II Sr. Support LIBOR
                                                                                                         Floater
     II-X        Notional (7)    AAA/Aaa       7.50%         WAC (7)       MTA Neg Am            Group 2 Senior Basis IO
   III-A-1       $105,411,300    AAA/Aaa       12.50%        WAC (8)      COFI Neg Am            Group 3 Super Senior PT
   III-A-2         $5,031,000    AAA/Aaa       7.50%         WAC (8)      COFI Neg Am           Group 3 Senior Support PT
     M-X         Notional (9)    AA+/Aa1       7.50%         WAC (9)       Total Pool              Subordinate Basis IO
     M-1          $10,630,200    AA+/Aa1       6.50%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-2           $9,403,800    AA+/Aa2       5.35%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-3           $5,724,100     AA/Aa3       4.65%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-4           $6,950,600     AA/A2        3.80%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-5           $3,270,900     AA-/A3       3.40%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-6           $3,270,900     A+/A3        3.00%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     M-7           $3,270,900     A/Baa1       2.60%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     B-1           $4,088,600   BBB+/Baa2      2.10%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     B-2           $1,635,500    BBB/Baa3      1.90%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
     B-3           $2,453,100    BBB-/NR       1.60%       Floater (10)    Total Pool       Crossed Subordinate LIBOR Floater
                                                   NON OFFERED CERTIFICATES
                                                   ------------------------
     B-4           $4,497,500     BB/NR        1.05%     Floater (10)      Total Pool       Crossed Subordinate LIBOR Floater
     B-5           $4,906,300      B/NR        0.45%     Floater (10)      Total Pool       Crossed Subordinate LIBOR Floater
     B-6           $6,679,839     NR/NR          --      Floater (10)      Total Pool       Crossed Subordinate LIBOR Floater

(1)  The Certificate Sizes are approximate and subject to a +/- 5% variance.

(2)  The Offered Certificates will be rated by two of the three rating agencies.
     The rating agencies include Standard & Poor's ("S&P"), Moody's Investors
     Service ("Moody's") and FitchRatings, Inc. ("Fitch").

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4)  The Pass-Through Rate for the Class I-A-1 and Class I-A-2 Certificates
     (collectively, the "Class I-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.23% and 0.30%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average net rate of the group 1 mortgage loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, the margin will double. The Class I-A
     Certificates will settle flat and accrue interest on an Actual/360 basis.
     The certificate balances of the Class I-A Certificates are subject to increases due to the negative amortization feature of the group 1 mortgage loans.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

     Actual/360 basis. The certificate balances of the Class I-A Certificates are subject to increases due to the negative amortization feature of the group 1 mortgage loans.

(5) The Class I-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average net rate of the group 1 mortgage loans over (y) the weighted average pass-through rate on the Class I-A Certificates based on the notional amount equal to current principal amount of the Class I-A Certificates. The Class I-X Certificates will settle with accrued interest and will accrue interest on an 30/360 basis.

(6) The Pass-Through Rate for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (collectively, the "Class II-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.23%, 0.28% and 0.32%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average net rate of the group 2 mortgage loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, the margin will double. The Class II-A Certificates will settle flat and accrue interest on an Actual/360 basis. The certificate balances of the Class II-A Certificates are subject to increases due to the negative amortization feature of the group 2 mortgage loans.

(7) The Class II-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average net rate of the group 2 mortgage loans over (y) the weighted average pass-through rate on the Class II-A Certificates based on the notional amount equal to current principal amount of the Class II-A Certificates. The class II-X Certificates will settle with accrued interest and will accrue interest on an 30/360 basis.

(8) The Class III-A-1 and Class III-A-2 Certificates (collectively the "Class III-A Certificates") will bear interest at a variable pass-through rate equal to the weighted average net rate of the group 3 mortgage loans. The Class III-A pass-though rate with respect to the first interest accrual period will be 4.551%. The class III-A Certificates will settle with accrued interest and will accrue interest on an 30/360 basis. The certificate balances of the Class III-A Certificates are subject to increases due to the negative amortization feature of the group 3 mortgage loans.

(9) The Class M-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average net rate of the mortgage loans over (y) the weighted average pass-through rate on the Subordinate Certificates based on the notional amount equal to current principal amount of the Subordinate Certificates. The Class M-X Certificates will settle with accrued interest and will accrue interest on an 30/360 basis.

(10) The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 , Class B-5 and Class B-6 Certificates will be a floating rate based on One-Month LIBOR plus 0.45%, 0.48%, 0.50%, 0.68%, 0.74%. 0.76%, 1.25%,
     1.35%, 1.70%, 1.75%, 1.80%, 1.80% and 1.80%%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the mortgage loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class B Certificates will settle flat and accrue interest on an Actual/360 basis. The Class B certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.



BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DEPOSITOR:                                  Structured Asset Mortgage
                                            Investments II, Inc.

MASTER SERVICER:                            Wells Fargo Bank, NA.

TRUSTEE:                                    JP Morgan Chase Bank.

GROUP 1 SERVICERS:                          Countrywide Home Loans, Inc.
                                            (approx. 71%), EMC Mortgage
                                            Corporation (approx. 27%) and one
                                            other servicer under 2%.

GROUP 2 SERVICERS:                          Countrywide Home Loans, Inc.
                                            (approx. 48%), EMC Mortgage
                                            Corporation (approx. 33%) and
                                            EverHome Mortgage Company (approx.
                                            19%).

GROUP 3 SERVICERS:                          Countrywide Home Loans, Inc.
                                            (approx. 82%), Washington Mutual
                                            Bank (approx. 18%) and one other
                                            servicer under 2%.

GROUP 1 ORIGINATORS:                        Countrywide Home Loans, Inc. (approx
                                            71%), First Horizon (approx. 26%)
                                            and two other originators each under
                                            2%.

GROUP 2 ORIGINATORS:                        Countrywide Home Loans, Inc.
                                            (approx. 48%), Metrocities Mortgage
                                            (approx. 19%), First Horizon
                                            (approx. 16%), Mortgage Store
                                            (approx. 3%), Platinum Capital
                                            (approx. 3%), Plaza Mortgage
                                            (approx. 3%), PMC Bancorp (approx.
                                            3%), Rescap (approx. 3%) and three
                                            other originators each under 2%.

GROUP 3 ORIGINATORS:                        Countrywide Home Loans, Inc. (approx
                                            82%), Washington Mutual Bank
                                            (approx. 18%) and one other
                                            originator under 2%.

CUT-OFF DATE:                               May 1, 2005

CLOSING DATE:                               May 31, 2005

RATING AGENCIES:                            The Offered Certificates will be
                                            rated by Standard & Poor's ("S&P")
                                            and Moody's Investors Service
                                            ("Moody's").

LEGAL STRUCTURE:                            REMIC

OPTIONAL CALL:                              10% cleanup call

DISTRIBUTION DATE:                          25th of each month, or next business
                                            day, commencing June 25, 2005.

REMITTANCE TYPE:                            Scheduled/Scheduled



BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

FORM OF REGISTRATION:                       The investment grade certificates
                                            will be issued in book-entry form
                                            through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING                                   OBLIGATION: The Servicers are
                                            obligated to advance delinquent
                                            mortgagor payments through the date
                                            of liquidation of an REO property to
                                            the extent they are deemed
                                            recoverable. The Master Servicer
                                            will be required to advance to the
                                            extent that the Servicers fails in
                                            its obligation.

COMPENSATING INTEREST:                      On each distribution date, the
                                            Servicers are required to cover
                                            certain interest shortfalls as a
                                            result of certain prepayments .

COLLATERAL DESCRIPTION:                     As of May1, 2005, the aggregate
                                            principal balance of the mortgage
                                            loans described herein is expected
                                            to be approximately $842 million.

                                            The mortgage loans in loan group 1,
                                            loan group 2 and loan group 3 are
                                            indexed to 1 Month LIBOR, 1-Yr MTA
                                            and 11th District Cost of Funds
                                            Index ("COFI"), respectively, with
                                            monthly coupon adjustments that
                                            allow for negative amortization
                                            whereby interest payments may be
                                            deferred and added to the principal
                                            balance thereof. For these loans,
                                            the monthly payment amount is
                                            subject to adjustment annually on a
                                            date specified in the mortgage note,
                                            subject to the conditions that (i)
                                            the amount of the monthly payment
                                            will not increase or decrease by an
                                            amount that is more than 7.50% of
                                            the monthly payment prior to the
                                            adjustment, (ii) as of the fifth
                                            anniversary of the first due date
                                            and on every fifth year thereafter,
                                            the monthly payment will be recast
                                            without regard to the limitation in
                                            clause (i) above and (iii) if the
                                            unpaid principal balance exceeds a
                                            percentage (110%, 125% or 115%) of
                                            the original principal balance due
                                            to deferred interest, the monthly
                                            payment will be recast without
                                            regard to the limitation in clause
                                            (i) to amortize fully the then
                                            unpaid principal balance of the
                                            mortgage loan over its remaining
                                            term to maturity.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                            Below is a summary of the expected
                                            loan characteristics of the pool:


                                  % OF         GROSS        NET          WAM         GROSS        NET           MAX
            GROUP                 POOL         WAC (%)     WAC (%)      (MOS.)      MARGIN (%)  MARGIN (%)    RATE (%)
            -----                 ----         -------     -------      ------      ----------  ----------    --------
  1 - 1-Month LIBOR Neg Am        34.71         5.076       4.684         358        2.751       2.358         10.008
   2 - 1-Year MTA Neg Am          50.64         5.051       4.668         358        2.945       2.562          9.989
      3 - COFI Neg Am             14.65         4.932       4.551         349        3.306       2.925         10.309
           TOTAL:                100.00         5.042       4.656         357        2.930       2.544         10.042

                                            Approximately 42% of the mortgage
                                            loans require the mortgagor to pay a
                                            penalty if the mortgagor prepays the
                                            mortgage loan during periods ranging
                                            from six months to three years after
                                            the mortgage loan was originated.

                                            Approximately 18% of the Group 3
                                            mortgage loans and approximately 3%
                                            of the total mortgage pool were
                                            loans that were previously
                                            securitized in the WAMU 2001-1
                                            transaction.

                                            As such, some of these loans will
                                            have historical delinquencies and
                                            may be 60+ days delinquent as of the
                                            Cut-Off Date. Updated FICO scores
                                            have not been obtained for the
                                            underlying borrowers for these
                                            mortgage loans.

                                            Generally, the majority of the
                                            mortgage loans in loan group 1, loan
                                            group 2 and loan group 3,
                                            respectively are still in their
                                            teaser periods. As a result, there
                                            could be Carryover Shortfall
                                            Amounts. See "Carryover Shortfall
                                            Amount" and "Cash-Flow Description"
                                            below for further information.

                                            See the attached collateral
                                            descriptions for more information.
                                            NOTE: the information related to the
                                            mortgage loans described herein
                                            reflects information as of the April
                                            1, 2004. It is expected that on or
                                            prior to the Closing Date, scheduled
                                            and unscheduled principal payments
                                            will reduce the principal balance of
                                            the mortgage loans as of the Cut-off
                                            Date and may cause a decrease in the
                                            aggregate principal balance of the
                                            mortgage Loans, as reflected herein,
                                            of up to 5%. CONSEQUENTLY, THE
                                            INITIAL PRINCIPAL BALANCE OF ANY OF
                                            THE OFFERED CERTIFICATES BY THE
                                            CLOSING DATE IS SUBJECT TO AN
                                            INCREASE OR DECREASE OF UP TO 5%
                                            FROM AMOUNTS SHOWN ON THE FRONT
                                            COVER HEREOF.




BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS:                     The mortgage loans were underwritten
                                            to the guidelines of the related
                                            Originators as more fully described
                                            in the prospectus supplement.

CREDIT ENHANCEMENT:                         Credit Enhancement for the
                                            Certificates will be provided by a
                                            senior/subordinate shifting interest
                                            structure. The Subordinate
                                            Certificates provide credit
                                            enhancement for the Senior
                                            Certificates.

CARRYOVER SHORTFALL AMOUNT:                 If on any Distribution Date, the
                                            Certificate Interest Rate of any
                                            class of Certificates is subject to
                                            their respective Net Rate Cap, such
                                            Certificates become entitled to
                                            payment of an amount equal to the
                                            excess of the (i) interest accrued
                                            at their respective Pass-Through
                                            Rate (without giving effect to the
                                            Net Rate Cap) over (ii) the amount
                                            of interest received on such
                                            Certificates based on the Net Rate
                                            Cap, together with the unpaid
                                            portion of any excess from previous
                                            Distribution Dates (and any interest
                                            thereon at the then applicable
                                            Certificate Interest Rate without
                                            giving effect to the Net Rate Cap).
                                            On any Distribution Date, the
                                            Carryover Shortfall Amount will be
                                            paid to the Class I-A and Class II-A
                                            Certificates their respective
                                            portion of any Carryover Shortfall
                                            Amount and then to the Class B
                                            Certificates, sequentially, from the
                                            Carryover Reserve Fund, after all of
                                            the Offered Certificates have
                                            received their required amounts (see
                                            Cash-Flow Description below).

CASH-FLOW DESCRIPTION:                      Distributions on the Certificates
                                            will be made on the 25th day of each
                                            month (or next business day). The
                                            payments to the Certificates, to the
                                            extent of available funds, will be
                                            made according to the following
                                            priority:

                                            AVAILABLE FUNDS:

                                            1. Payment of interest to the
                                               holders of the Class I-A-1, Class
                                               I-A-2, Class I-X (net of
                                               Carryover Shortfall Amounts
                                               deposited into Carryover Reserve
                                               Fund), Class II-A-1, Class
                                               II-A-2, Class II-X (net of
                                               Carryover Shortfall Amounts
                                               deposited into Carryover Reserve
                                               Fund) and Class III-A
                                               Certificates in an amount equal
                                               to their respective Pass-Through
                                               Rates (as described on the cover
                                               page);

                                            2. Payment of principal to the
                                               holders of the Class I-A, Class
                                               II-A and Class III-A
                                               Certificates, pro rata, in an
                                               amount equal to their respective
                                               Subgroup's Senior Optimal
                                               Principal Amount;




BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                            3. Payment of interest and
                                               principal sequentially to the
                                               Class M and Class B Certificates
                                               in the order of their numerical
                                               Class designations so each of the
                                               Class B Certificates shall
                                               receive (a) interest at each
                                               class' respective Pass-Through
                                               Rate, and (b) such class'
                                               Allocable Share of the
                                               Subordinate Optimal Principal
                                               Distribution Amount; and

                                            4. Payment of any Carryover
                                               Shortfall Amounts to the Class
                                               I-A, Class II-A, Class M and
                                               Class B Certificates.

SUPPLEMENTAL CARRYOVER                      On the Closing Date, the Depositor
RESERVE FUND:                               will establish a Supplemental
                                            Carryover Reserve Fund. For the
                                            first Distribution Date and for the
                                            Group I and Group II Senior
                                            Certificates, amounts in the
                                            Supplemental Carryover Reserve Fund
                                            will be used to cover any Carryover
                                            Shortfall Amounts allocable to such
                                            Certificates for the first interest
                                            accrual period. The reserve fund
                                            will be replenished from the
                                            Carryover Shortfall Reserve Fund on
                                            future Distribution Dates.

NEGATIVE AMORTIZATION:                      Since the mortgage loans are subject
                                            to negative amortization, the Senior
                                            Certificates (other than the
                                            interest only certificates) and the
                                            Subordinate Certificates are subject
                                            to increases in their principal
                                            balances. HOWEVER, THE AMOUNT OF
                                            NEGATIVE AMORTIZATION THAT OCCURS IN
                                            EACH INTEREST ACCRUAL PERIOD WITH
                                            RESPECT TO EACH MORTGAGE LOAN
                                            SUBGROUP WILL BE OFFSET BY PRINCIPAL
                                            COLLECTIONS FOR SUCH PERIOD ON SUCH
                                            RELATED MORTGAGE LOAN SUBGROUP. Any
                                            negative amortization for a related
                                            loan subgroup that is not offset by
                                            principal collections will be
                                            accreted pro rata to each class of
                                            Certificates Certificates.

SHIFTING INTEREST:                          The Senior Certificates (except for
                                            the Interest Only Certificates) will
                                            be entitled to receive 100% of the
                                            prepayments on the mortgage loans up
                                            to and including April 2015. The
                                            Senior Prepayment Percentage can be
                                            reduced to the related Senior
                                            Percentage plus 70%, 60%, 40%, 20%
                                            and 0% of the related Subordinate
                                            Percentage over the next five years
                                            provided that (i) the principal
                                            balance of the mortgage loans 60
                                            days or more delinquent, averaged
                                            over the last 6 months, as a
                                            percentage of the Current Principal
                                            Amount of the related Subordinate
                                            Certificates does not exceed 50% and
                                            (ii) cumulative realized losses for
                                            the mortgage loans do not exceed
                                            30%, 35%, 40%, 45% or 50% for each
                                            test date.




BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                            Notwithstanding the foregoing, if
                                            after 3 years the current
                                            Subordinate Percentage is equal to
                                            two times the initial Subordinate
                                            Percentage and (i) the principal
                                            balance of the related mortgage
                                            loans 60 days or more delinquent,
                                            averaged over the last 6 months, as
                                            a percentage of the Current
                                            Principal Amount of the related
                                            Subordinate Certificates does not
                                            exceed 50% and (ii) cumulative
                                            realized losses for the related
                                            mortgage loans do not exceed a) on
                                            or prior to April 2008, 20% or b)
                                            after April 2008, 30%, then
                                            prepayments will be allocated on a
                                            pro rata basis.

                                            If doubling occurs prior to the
                                            third anniversary and the above
                                            delinquency and loss tests are met,
                                            then 50% of the related subordinate
                                            prepayment percentage can be
                                            allocated to the related subordinate
                                            classes.

ALLOCATION OF LOSSES:                       Realized Losses on the mortgage
                                            loans will be allocated to the most
                                            junior class of Certificates
                                            outstanding beginning with the Class
                                            B-6 Certificates, until the
                                            Certificate Principal Balance of
                                            each Subordinate Class has been
                                            reduced to zero. Thereafter,
                                            Realized Losses on the Group 1
                                            Mortgage Loans will be allocated to
                                            the first, to the Class I-A-2
                                            Certificates until zero and then to
                                            the Class I-A-1 Certificates,
                                            Realized Losses on the Group 2
                                            Mortgage Loans will be allocated
                                            first, to the Class II-A-3
                                            Certificates until zero, second, to
                                            the Class II-A-2 Certificates and
                                            then to the Class II-A-1
                                            Certificates and Realized Losses on
                                            the Group 3 Mortgage Loans will be
                                            allocated first, to the Class
                                            III-A-2 Certificates and then to the
                                            Class III-A-1 Certificates.

CORRIDOR CAP CONTRACT:                      The issuer will benefit from a
                                            series of interest rate cap payments
                                            from the Yield Maintenance Provider
                                            pursuant to a corridor cap agreement
                                            (the "Corridor Cap Agreement")
                                            purchased with respect to the Group
                                            1 and Group 2 mortgage loans. The
                                            Corridor Cap Agreement is intended
                                            to partially mitigate the interest
                                            rate risk that could result from the
                                            difference between the Note Interest
                                            Rate on the Class I-A and Class II-A
                                            Certificates and the Available Funds
                                            Rate with respect to the Group 1 and
                                            Group 2 mortgage loans.

                                            On each Distribution Date, payments
                                            under the Corridor Cap Agreement
                                            will be an amount equal to the
                                            product of (i) the excess of the
                                            minimum of (1) the then current
                                            1-Month LIBOR and (2) 10.50% for
                                            such Distribution Date over the
                                            strike rate, (ii) the lesser of (a)
                                            the Certificate Principal Balance of
                                            the respective class for such
                                            Distribution Date and (b) the
                                            notional





BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

                                            balance based on a certain
                                            prepayment speed for such loans on
                                            such Distribution Date as set forth
                                            in Exhibit I, and (iii) the actual
                                            number of days in the corresponding
                                            accrual period divided by 360.

YIELD MAINTENANCE PROVIDER:                 An entity rated AAA/Aaa by S&P and
                                            Moody's (which may include an
                                            affiliate of the Depositor and/or
                                            Underwriter).





BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                            GROUP 1 AND GROUP 2 CORRIDOR CAP SCHEDULE
                            -----------------------------------------
                                      Ceiling Rate: 10.50%

 ACCRUAL   STRIKE    NOTIONAL     ACCRUAL  STRIKE    NOTIONAL     ACCRUAL  STRIKE    NOTIONAL
  PERIOD    RATE      BALANCE     PERIOD    RATE      BALANCE     PERIOD    RATE      BALANCE
 -------   ------    --------     -------  ------    --------     -------  ------    --------
  May-05   100.00 718,328,377.91  May-08    9.30  345,080,710.12  May-11    9.30  143,112,191.08
  Jun-05    9.13  699,791,785.75  Jun-08    9.61  336,918,847.37  Jun-11    9.61  139,603,140.06
  Jul-05    8.84  686,214,736.51  Jul-08    9.30  328,950,143.31  Jul-11    9.30  136,179,064.06
  Aug-05    9.30  672,913,490.74  Aug-08    9.30  321,166,044.99  Aug-11    9.30  132,837,921.34
  Sep-05    9.61  660,140,151.80  Sep-08    9.61  313,566,223.49  Sep-11    9.61  129,577,718.99
  Oct-05    9.30  647,620,357.56  Oct-08    9.30  306,146,315.21  Oct-11    9.30  126,396,511.74
  Nov-05    9.61  635,348,858.89  Nov-08    9.61  298,898,946.54  Nov-11    9.61  123,292,400.83
  Dec-05    9.30  623,320,519.92  Dec-08    9.30  291,823,193.77  Dec-11    9.30  120,263,532.92
  Jan-06    9.30  611,530,315.60  Jan-09    9.30  284,914,253.82  Jan-12    9.30  117,308,098.99
  Feb-06   10.30  599,972,843.00  Feb-09   10.30  278,168,926.05  Feb-12    9.94  114,424,333.28
  Mar-06    9.30  588,629,936.07  Mar-09    9.30  271,583,335.35  Mar-12    9.30  111,610,512.26
  Apr-06    9.61  577,511,067.12  Apr-09    9.61  265,153,698.41  Apr-12    9.61  108,864,953.65
  May-06    9.30  566,611,471.21  May-09    9.30  258,876,321.52  May-12    9.30  106,186,015.41
  Jun-06    9.61  555,819,555.85  Jun-09    9.61  252,742,026.20  Jun-12    9.61  103,572,094.77
  Jul-06    9.30  545,242,351.75  Jul-09    9.30  246,645,515.94  Jul-12    9.30  101,021,627.33
  Aug-06    9.30  534,869,287.04  Aug-09    9.30  240,634,906.86  Aug-12    9.30   98,533,086.11
  Sep-06    9.61  524,691,163.67  Sep-09    9.61  234,769,293.60  Sep-12    9.61   96,104,980.69
  Oct-06    9.30  514,715,359.43  Oct-09    9.30  229,045,200.75  Oct-12    9.30   93,735,856.32
  Nov-06    9.61  504,937,685.29  Nov-09    9.61  223,459,235.86  Nov-12    9.61   91,424,293.04
  Dec-06    9.30  495,354,042.09  Dec-09    9.30  218,008,087.49  Dec-12    9.30   89,168,904.92
  Jan-07    9.30  485,959,433.40  Jan-10    9.30  212,688,523.24  Jan-13    9.30   86,968,339.19
  Feb-07   10.30  476,750,565.71  Feb-10   10.30  207,497,387.87  Feb-13   10.30   84,821,275.48
  Mar-07    9.30  467,712,984.84  Mar-10    9.30  202,431,601.49  Mar-13    9.30   82,726,425.01
  Apr-07    9.61  458,265,284.19  Apr-10    9.61  197,488,157.77  Apr-13    9.61   80,682,529.89
  May-07    9.30  449,015,868.29  May-10    9.30  192,664,122.13  May-13    9.30   78,688,362.35
  Jun-07    9.61  439,891,887.82  Jun-10    9.61  187,956,630.13  Jun-13    9.61   76,742,724.01
  Jul-07    9.30  430,960,470.66  Jul-10    9.30  183,362,885.68  Jul-13    9.30   74,844,445.21
  Aug-07    9.30  422,211,402.66  Aug-10    9.30  178,880,159.52
  Sep-07    9.61  413,646,838.91  Sep-10    9.61  174,505,787.57
  Oct-07    9.30  405,262,763.30  Oct-10    9.30  170,237,169.39
  Nov-07    9.61  397,055,249.30  Nov-10    9.61  166,071,766.66
  Dec-07    9.30  387,943,684.16  Dec-10    9.30  162,007,101.70
  Jan-08    9.30  379,043,385.72  Jan-11    9.30  158,040,756.05
  Feb-08    9.94  370,349,104.51  Feb-11   10.30  154,170,369.03
  Mar-08    9.30  361,847,467.16  Mar-11    9.30  150,393,636.37
  Apr-08    9.61  353,433,224.73  Apr-11    9.61  146,708,308.86



BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


                          AVAILABLE FUNDS CAP SCHEDULE
                          ----------------------------

             CLASS I-A-1  CLASS I-A-2  CLASS II-A-1  CLASS II A-2   CLASS II-A-3
  PAYMENT     EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE      EFFECTIVE
    DATE       COUPON       COUPON        COUPON        COUPON        COUPON
  -------     ---------    ---------     ---------    ---------      ---------
 25-Jun-05      3.32         3.39          3.32          3.37           3.41
 25-Jul-05      10.50       10.50         10.50         10.50          10.50
 25-Aug-05      10.50       10.50         10.50         10.50          10.50
 25-Sep-05      10.50       10.50         10.50         10.50          10.50
 25-Oct-05      10.50       10.50         10.50         10.50          10.50
 25-Nov-05      10.50       10.50         10.50         10.50          10.50
 25-Dec-05      10.50       10.50         10.50         10.50          10.50
 25-Jan-06      10.50       10.50         10.50         10.50          10.50
 25-Feb-06      10.50       10.50         10.50         10.50          10.50
 25-Mar-06      10.50       10.50         10.50         10.50          10.50
 25-Apr-06      10.50       10.50         10.50         10.50          10.50
 25-May-06      10.50       10.50         10.50         10.50          10.50
 25-Jun-06      10.50       10.50         10.50         10.50          10.50
 25-Jul-06      10.50       10.50         10.50         10.50          10.50
 25-Aug-06      10.50       10.50         10.50         10.50          10.50
 25-Sep-06      10.50       10.50         10.50         10.50          10.50
 25-Oct-06      10.50       10.50         10.50         10.50          10.50
 25-Nov-06      10.50       10.50         10.50         10.50          10.50
 25-Dec-06      10.50       10.50         10.50         10.50          10.50
 25-Jan-07      10.50       10.50         10.50         10.50          10.50
 25-Feb-07      10.50       10.50         10.50         10.50          10.50
 25-Mar-07      10.50       10.50         10.50         10.50          10.50
 25-Apr-07      10.50       10.50         10.50         10.50          10.50
 25-May-07      10.50       10.50         10.50         10.50          10.50
 25-Jun-07      10.50       10.50         10.50         10.50          10.50
 25-Jul-07      10.50       10.50         10.50         10.50          10.50
 25-Aug-07      10.50       10.50         10.50         10.50          10.50
 25-Sep-07      10.50       10.50         10.50         10.50          10.50
 25-Oct-07      10.50       10.50         10.50         10.50          10.50
 25-Nov-07      10.50       10.50         10.50         10.50          10.50
 25-Dec-07      10.50       10.50         10.50         10.50          10.50
 25-Jan-08      10.50       10.50         10.50         10.50          10.50
 25-Feb-08      10.50       10.50         10.50         10.50          10.50
 25-Mar-08      10.50       10.50         10.50         10.50          10.50
 25-Apr-08      10.50       10.50         10.50         10.50          10.50
 25-May-08      10.50       10.50         10.50         10.50          10.50
 25-Jun-08      10.50       10.50         10.50         10.50          10.50
 25-Jul-08      10.50       10.50         10.50         10.50          10.50
 25-Aug-08      10.50       10.50         10.50         10.50          10.50




BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

             CLASS I-A-1  CLASS I-A-2  CLASS II-A-1  CLASS II A-2   CLASS II-A-3
  PAYMENT     EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE      EFFECTIVE
    DATE       COUPON       COUPON        COUPON        COUPON        COUPON
  -------     ---------    ---------     ---------    ---------      ---------
 25-Sep-08      10.50       10.50         10.50         10.50          10.50
 25-Oct-08      10.50       10.50         10.50         10.50          10.50
 25-Nov-08      10.50       10.50         10.50         10.50          10.50
 25-Dec-08      10.50       10.50         10.50         10.50          10.50
 25-Jan-09      10.50       10.50         10.50         10.50          10.50
 25-Feb-09      10.50       10.50         10.50         10.50          10.50
 25-Mar-09      10.50       10.50         10.50         10.50          10.50
 25-Apr-09      10.50       10.50         10.50         10.50          10.50
 25-May-09      10.50       10.50         10.50         10.50          10.50
 25-Jun-09      10.50       10.50         10.50         10.50          10.50
 25-Jul-09      10.50       10.50         10.50         10.50          10.50
 25-Aug-09      10.50       10.50         10.50         10.50          10.50
 25-Sep-09      10.50       10.50         10.50         10.50          10.50
 25-Oct-09      10.50       10.50         10.50         10.50          10.50
 25-Nov-09      10.50       10.50         10.50         10.50          10.50
 25-Dec-09      10.50       10.50         10.50         10.50          10.50
 25-Jan-10      10.50       10.50         10.50         10.50          10.50
 25-Feb-10      10.50       10.50         10.50         10.50          10.50
 25-Mar-10      10.50       10.50         10.50         10.50          10.50
 25-Apr-10      10.50       10.50         10.50         10.50          10.50
 25-May-10      10.50       10.50         10.50         10.50          10.50
 25-Jun-10      10.50       10.50         10.50         10.50          10.50
 25-Jul-10      10.50       10.50         10.50         10.50          10.50
 25-Aug-10      10.50       10.50         10.50         10.50          10.50
 25-Sep-10      10.50       10.50         10.50         10.50          10.50
 25-Oct-10      10.50       10.50         10.50         10.50          10.50
 25-Nov-10      10.50       10.50         10.50         10.50          10.50
 25-Dec-10      10.50       10.50         10.50         10.50          10.50
 25-Jan-11      10.50       10.50         10.50         10.50          10.50
 25-Feb-11      10.50       10.50         10.50         10.50          10.50
 25-Mar-11      10.50       10.50         10.50         10.50          10.50
 25-Apr-11      10.50       10.50         10.50         10.50          10.50
 25-May-11      10.50       10.50         10.50         10.50          10.50
 25-Jun-11      10.50       10.50         10.50         10.50          10.50
 25-Jul-11      10.50       10.50         10.50         10.50          10.50
 25-Aug-11      10.50       10.50         10.50         10.50          10.50
 25-Sep-11      10.50       10.50         10.50         10.50          10.50
 25-Oct-11      10.50       10.50         10.50         10.50          10.50
 25-Nov-11      10.50       10.50         10.50         10.50          10.50
 25-Dec-11      10.50       10.50         10.50         10.50          10.50
 25-Jan-12      10.50       10.50         10.50         10.50          10.50
 25-Feb-12      10.50       10.50         10.50         10.50          10.50
 25-Mar-12      10.50       10.50         10.50         10.50          10.50
 25-Apr-12      10.50       10.50         10.50         10.50          10.50
 25-May-12      10.50       10.50         10.50         10.50          10.50



BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

             CLASS I-A-1  CLASS I-A-2  CLASS II-A-1  CLASS II A-2   CLASS II-A-3
  PAYMENT     EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE      EFFECTIVE
    DATE       COUPON       COUPON        COUPON        COUPON        COUPON
  -------     ---------    ---------     ---------    ---------      ---------
 25-Jun-12      10.50       10.50         10.50         10.50          10.50
 25-Jul-12      10.50       10.50         10.50         10.50          10.50
 25-Aug-12      10.50       10.50         10.50         10.50          10.50
 25-Sep-12      10.50       10.50         10.50         10.50          10.50
 25-Oct-12      10.50       10.50         10.50         10.50          10.50
 25-Nov-12      10.50       10.50         10.50         10.50          10.50
 25-Dec-12      10.50       10.50         10.50         10.50          10.50
 25-Jan-13      10.50       10.50         10.50         10.50          10.50
 25-Feb-13      10.50       10.50         10.50         10.50          10.50
 25-Mar-13      10.50       10.50         10.50         10.50          10.50
 25-Apr-13      10.50       10.50         10.50         10.50          10.50
 25-May-13      10.50       10.50         10.50         10.50          10.50
 25-Jun-13      10.50       10.50         10.50         10.50          10.50
 25-Jul-13      10.50       10.50         10.50         10.50          10.50





BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
---------------------------------------------------------------------------------------------------------

                                           YIELD TABLES
                                           ------------
ASSUMPTIONS:
                   10% CPR      15% CPR      20% CPR      25% CPR       35% CPR      45% CPR      50% CPR


CLASS I-A-1  RUN TO 10% OPTIONAL TERMINATION
PRICE: 100.000
Yield (%)            3.39        3.39         3.39          3.39         3.39         3.39         3.36
WAL (yrs)            7.60        5.26         3.92          3.06         2.03         1.45         1.24
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          6/25/2023    7/25/2018    6/25/2015    5/25/2013    11/25/2010    5/25/2009   10/25/2008

CLASS I-A-2  RUN TO 10% OPTIONAL TERMINATION
PRICE 100.000
Yield (%)            3.46        3.46         3.46          3.46         3.46         3.46         3.43
WAL (yrs)            7.60        5.26         3.92          3.06         2.03         1.45         1.24
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          6/25/2023    7/25/2018    6/25/2015    5/25/2013    11/25/2010    5/25/2009   10/25/2008

CLASS II-A-1  RUN TO 10% OPTIONAL TERMINATION
PRICE 100.000
Yield (%)            3.39        3.39         3.39          3.39         3.39         3.39         3.36
WAL (yrs)            7.46        5.19         3.88          3.03         2.02         1.44         1.24
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          6/25/2023    7/25/2018    6/25/2015    5/25/2013    11/25/2010    5/25/2009   10/25/2008

CLASS II-A-2  RUN TO 10% OPTIONAL TERMINATION
PRICE 100.000
Yield (%)            3.44        3.44         3.44          3.44         3.44         3.44         3.41
WAL (yrs)            7.46        5.19         3.88          3.03         2.02         1.44         1.24
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          6/25/2023    7/25/2018    6/25/2015    5/25/2013    11/25/2010    5/25/2009   10/25/2008

CLASS II-A-3  RUN TO 10% OPTIONAL TERMINATION
PRICE: 100.000
Yield (%)            3.48        3.48         3.48          3.48         3.48         3.48         3.45
WAL (yrs)            7.46        5.19         3.88          3.03         2.02         1.44         1.24
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          6/25/2023    7/25/2018    6/25/2015    5/25/2013    11/25/2010    5/25/2009   10/25/2008






BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
---------------------------------------------------------------------------------------------------------

                                           YIELD TABLES (CONTINUED)
                                           ------------------------
ASSUMPTIONS:
                   10% CPR      15% CPR      20% CPR      25% CPR       35% CPR      45% CPR      50% CPR


CLASS I-A-1  RUN TO MATURITY
PRICE: 100.000
Yield (%)            3.40        3.40         3.41          3.41         3.41         3.41         3.38
WAL (yrs)            8.02        5.68         4.28          3.35         2.22         1.58         1.35
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          4/25/2035    4/25/2035    4/25/2035    4/25/2035     4/25/2035    4/25/2035    4/25/2034

CLASS I-A-2  RUN TO MATURITY
PRICE 100.000
Yield (%)            3.47        3.48         3.48          3.48         3.48         3.48         3.46
WAL (yrs)            8.02        5.68         4.28          3.35         2.22         1.58         1.35
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          4/25/2035    4/25/2035    4/25/2035    4/25/2035     4/25/2035    1/25/2035    2/25/2032

CLASS II-A-1  RUN TO  MATURITY
PRICE 100.000
Yield (%)            3.40        3.40         3.41          3.41         3.41         3.41         3.38
WAL (yrs)            7.87        5.59         4.22          3.31         2.20         1.57         1.35
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          4/25/2045    4/25/2045    4/25/2045    4/25/2045     8/25/2041    4/25/2035    7/25/2034

CLASS II-A-2  RUN TO MATURITY
PRICE 100.000
Yield (%)            3.45        3.46         3.46          3.46         3.46         3.46         3.43
WAL (yrs)            7.87        5.59         4.22          3.31         2.20         1.57         1.35
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          4/25/2045    4/25/2045    4/25/2045    4/25/2045    10/25/2035    4/25/2035    5/25/2033

CLASS II-A-3  RUN TO MATURITY
PRICE: 100.000
Yield (%)            3.49        3.50         3.50          3.51         3.51         3.51         3.48
WAL (yrs)            7.87        5.59         4.22          3.31         2.20         1.57         1.35
Start Date        6/25/2005    6/25/2005    6/25/2005    6/25/2005     6/25/2005    6/25/2005    6/25/2005
End Date          4/25/2045    4/25/2045    4/25/2045    11/25/2044    4/25/2035    2/25/2035    7/25/2032






BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976                    MAY 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                         STATEMENT REGARDING ASSUMPTIONS
                         -------------------------------
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
            ---------------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 1 of 10

                                                       SAMI 2005-AR2
                                                                                                  INITIAL
DEAL                        MIN    MAX    AVG        ORIG         REM                GROSS    WA   RATE    PERIODIC  MAXIMUM  NET
INFO1  PERCENT  GWAC  NWAC  GWAC   GWAC   BALANCE    TERM    AGE  TERM  LTV   FICO   MARGIN   ROLL CAP     RATE CAP  RATE     MARGIN
-----  -------  ----  ----  ----   ----   -------    ----    ---- ----  ----  -----  -------  ---- -----   --------  -------  ------
GR1:NC  34.71  5.076 4.684  1.000  7.125  332,746.38  360     2   358  73.17  715    2.751     1    0.000   0.000    10.008   2.358
GR2:NC  50.64  5.051 4.668  1.000  9.950  387,006.44  360     2   358  72.97  718    2.945     1    0.000   0.000     9.989   2.562
GR3:NC  14.65  4.932 4.551  1.000  7.250  321,140.71  361    11   349  73.76  712    3.306     1    0.000   0.000    10.309   2.925
TOTAL  100.00  5.042 4.656  1.000  9.950  356,147.66  360     3   357  73.15  716    2.930     1    0.000   0.000    10.042   2.544


                                                           CURRENT BALANCE
                                                                                                                    WTD      PCT OF
                              PCT OF                                                         WTD AVG    WTD AVG    AVG      OVERALL
                              OVERALL     PCT OF OVERALL    PCT OF OVERALL  AVG CURRENT       FICO       LOAN TO    BACK     CURRENT
  CURRENT BALANCE             GROUP 1        GROUP 2            GROUP 3      BALANCE          SCORE      VALUE     RATIO     BALANC
  ---------------             -------        -------            -------      -------          -----      -----     -----     ------
     -50,000.99                 0.05         0.02              0.17            43,779          703       62.61      30.53     0.05
50,001.00-100,000.99            1.13         0.68              1.01            82,127          728       72.45      30.93     0.88
100,001.00-150,000.99           4.76         3.26              4.89           127,949          717       74.76      32.92     4.02
150,001.00-200,000.99           7.76         4.30              7.30           177,366          719       74.73      34.43     5.94
200,001.00-250,000.00           9.99         6.26              6.75           226,824          714       74.09      36.29     7.63
250,000.01-300,000.00          10.07         7.93             14.03           277,043          715       74.62      35.44     9.55
300,000.01-350,000.00           8.40         7.88             10.30           326,187          711       76.31      36.88     8.42
350,000.01-400,000.00          10.10        11.22             11.05           377,635          709       75.40      35.72    10.81
400,000.01-450,000.00           5.40         7.79              5.02           425,700          707       75.44      35.45     6.56
450,000.01-500,000.00           6.73         8.89             11.22           478,459          719       74.93      35.26     8.48
500,000.01-550,000.00           2.76         5.10              4.40           526,648          712       77.00      35.16     4.19
550,000.01-600,000.00           5.11         4.61              5.77           578,988          716       74.87      36.75     4.96
600,000.01-650,000.00           5.57         7.33              3.14           632,058          719       72.86      34.06     6.11
650,000.01-700,000.00           2.15         2.12              1.70           677,646          713       71.72      34.15     2.07
700,000.01-750,000.00           2.05         2.49              3.04           731,760          718       73.90      33.24     2.42
750,000.01-800,000.00           2.50         1.31              0.00           782,141          722       67.98      31.89     1.53
800,000.01-850,000.00           1.46         0.79              0.69           827,560          704       69.98      38.67     1.01
850,000.01-900,000.00           0.93         1.91              0.73           877,784          714       70.60      32.72     1.40
900,000.01-950,000.00           0.97         1.34              0.77           923,818          728       71.43      33.56     1.13
950,000.01-1,000,000.00         3.82         4.08              3.26           989,209          723       67.22      34.33     3.87
1,000,000.01-1,500,000.00       5.22         6.31              3.47          1,285,899         725       63.37      32.38     5.50
1,500,000.01-2,000,000.00       1.22         1.40              1.29          1,799,355         716       60.66      30.54     1.32
2,000,000.01-2,500,000.00       0.78         1.11              0.00          2,267,418         748       62.77      32.22     0.83
2,500,000.01-3,000,000.00       1.05         0.68              0.00          2,896,584         794       58.88      22.26     0.71
3,000,000.01+                   0.00         1.20              0.00          4,974,883         702       57.30     42.00      0.61
TOTAL                         100.00       100.00            100.00           356,148          716       73.15      34.88   100.00



                                                        CURRENT GROSS COUPON
                                                                                                                              Pct of
                       Pct of       Pct of        Pct of                           Wtd Avg      Wtd Avg      Wtd Avg         overall
   CURRENT GROSS      overall       overall      overall                             FICO       LOAN TO       BACK           CURRENT
      COUPON           GROUP1       GROUP2        GROUP3     Avg CURRENT BALANCE     SCORE       VALUE        RATIO          BALANCE
      ------           ------       ------        ------     -------------------     -----       -----        -----          -------

1.000 - 1.124          4.69           1.78          0.12          435,074             720        70.58         34.54           2.55
1.375 - 1.499          0.43           0.15          0.00          205,697             727        74.01         37.34           0.23

------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 2 of 10

                                                        CURRENT GROSS COUPON
                                                                                                                              Pct of
                       Pct of       Pct of        Pct of                           Wtd Avg      Wtd Avg      Wtd Avg         overall
   CURRENT GROSS      overall       overall      overall                             FICO       LOAN TO       BACK           CURRENT
      COUPON           GROUP1       GROUP2        GROUP3     Avg CURRENT BALANCE     SCORE       VALUE        RATIO          BALANCE
      ------           ------       ------        ------     -------------------     -----       -----        -----          -------
1.750 - 1.874          6.75           3.30         10.56          324,752             717        71.35         36.01           5.56
2.000 - 2.124          0.30           0.50          0.00          325,465             742        76.61         38.45           0.36
2.125 - 2.249          1.49           0.24          4.40          209,846             719        72.99         32.00           1.28
2.250 - 2.374          0.02           0.00          0.00           65,000             785        35.56         36.99           0.01
2.750 - 2.874          0.26           0.04          0.42          275,000             697        87.45         42.18           0.17
3.125 - 3.249          0.05           0.00          0.00          143,100             731        90.00         20.22           0.02
3.250 - 3.374          0.45           0.14          0.00          312,309             729        72.58         36.33           0.23
3.375 - 3.499          0.04           0.00          0.00          105,131             632        90.00         37.23           0.01
3.500 - 3.624          0.05           0.00          0.00          148,500             636        90.00         26.46           0.02
3.625 - 3.749          0.13           0.00          0.00          358,100             756        89.53         46.26           0.04
3.875 - 3.999          0.00           0.00          0.09          108,140             665        95.00         51.07           0.01
4.125 - 4.249          0.00           0.00          0.23          279,322             708        70.00         41.18           0.03
4.250 - 4.374          0.00           0.21          0.00          215,513             718        78.37         32.99           0.11
4.375 - 4.499          0.09           0.44          0.00          346,352             677        70.50         32.46           0.25
4.500 - 4.624          0.19           1.51          0.54          532,480             706        74.64         30.36           0.91
4.625 - 4.749          0.27           2.67          1.37          363,956             722        74.73         32.52           1.65
4.750 - 4.874          1.19           2.43          0.28          458,819             735        71.00         36.15           1.68
4.875 - 4.999          1.23           6.14          2.98          391,606             720        73.95         35.82           3.97
5.000 - 5.124          2.39          14.79         11.62          424,788             716        72.66         33.42          10.03
5.125 - 5.249          2.39          12.26         11.26          405,502             714        73.13         34.85           8.68
5.250 - 5.374         12.57          11.95         14.41          368,536             722        72.27         33.14          12.53
5.375 - 5.499          8.81          18.39          5.18          394,748             717        73.14         35.28          13.13
5.500 - 5.624          5.51           4.00          4.04          349,474             720        70.05         36.08           4.53
5.625 - 5.749         14.32           9.27          5.59          349,471             712        72.09         34.82          10.47
5.750 - 5.874          8.41           4.90          2.91          347,983             722        74.85         35.56           5.83
5.875 - 5.999          9.07           2.50          4.09          317,966             711        73.29         33.16           5.02
6.000 - 6.124          2.24           0.92          5.53          250,855             711        75.44         36.04           2.06
6.125 - 6.249         10.70           0.38          7.93          309,219             704        75.99         37.74           5.07
6.250 - 6.374          1.40           0.43          1.83          240,980             698        79.55         39.71           0.97
6.375 - 6.499          1.15           0.11          2.31          281,687             683        79.70         36.27           0.79
6.500 - 6.624          1.87           0.00          0.99          232,211             720        77.87         34.41           0.80
6.625 - 6.749          0.22           0.08          0.00          193,202             718        84.09         28.40           0.12
6.750 - 6.874          1.04           0.16          0.87          332,776             698        73.31         41.64           0.57
6.875 - 6.999          0.08           0.06          0.00          233,403             705        92.31         40.90           0.06
7.000 - 7.124          0.00           0.09          0.15          284,169             664        91.63         43.29           0.07
7.125 - 7.249          0.20           0.00          0.00          283,592             680        87.93         41.21           0.07
7.250 - 7.374          0.00           0.00          0.28          170,716             660        94.62         35.65           0.04
9.875 - 9.999          0.00           0.15          0.00          636,640             736        66.19         39.18           0.08
TOTAL                100.00         100.00        100.00          356,148             716        73.15         34.88         100.00


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 3 of 10



                                                         CURRENT NET COUPON
                                                                                                                         Pct of
                       Pct of       Pct of        Pct of                           Wtd Avg      Wtd Avg    Wtd Avg      overall
   CURRENT NET         overall       overall      overall                             FICO       LOAN TO     BACK       CURRENT
      COUPON           GROUP1       GROUP2        GROUP3     Avg CURRENT BALANCE     SCORE       VALUE      RATIO       BALANCE
      ------           ------       ------        ------     -------------------     -----       -----      -----       -------
0.625 - 0.749          4.69            1.78         0.12        435,074              720        70.58       34.54         2.55
1.000 - 1.124          0.43            0.15         0.00        205,697              727        74.01       37.34         0.23
1.375 - 1.499          6.75            3.30        10.56        324,752              717        71.35       36.01         5.56
1.625 - 1.749          0.30            0.50         0.00        325,465              742        76.61       38.45         0.36
1.750 - 1.874          1.49            0.32         4.40        212,526              717        73.54       32.15         1.33
1.875 - 1.999          0.02            0.00         0.00         65,000              785        35.56       36.99         0.01
2.375 - 2.499          0.29            0.04         0.42        246,688              692        87.64       41.83         0.18
2.625 - 2.749          0.05            0.00         0.09        128,320              648        92.11       36.83         0.03
2.750 - 2.874          0.18            0.00         0.00        250,600              749        89.66       38.83         0.06
2.875 - 2.999          0.45            0.06         0.00        305,470              745        68.63       36.21         0.19
3.750 - 3.874          0.00            0.00         0.23        279,322              708        70.00       41.18         0.03
3.875 - 3.999          0.00            0.21         0.00        215,513              718        78.37       32.99         0.11
4.000 - 4.124          0.09            0.44         0.00        346,352              677        70.50       32.46         0.25
4.125 - 4.249          0.19            1.57         0.54        513,749              707        75.14       31.06         0.94
4.250 - 4.374          0.27            2.67         1.37        363,956              722        74.73       32.52         1.65
4.375 - 4.499          1.31            2.43         0.28        455,115              735        71.29       36.61         1.73
4.500 - 4.624          1.23            6.25         2.98        387,999              720        74.17       35.87         4.03
4.625 - 4.749          2.65           14.82        11.62        420,559              715        72.84       33.47        10.13
4.750 - 4.874          2.32           12.27        11.26        404,689              714        73.13       34.66         8.66
4.875 - 4.999         12.57           12.01        14.41        366,903              722        72.31       33.11        12.56
5.000 - 5.124          9.11           18.51         5.31        388,773              716        73.38       35.30        13.31
5.125 - 5.249          6.15            3.99         4.04        346,801              719        71.03       36.03         4.75
5.250 - 5.374         14.66            9.24         5.59        348,650              712        72.29       34.88        10.57
5.375 - 5.499          8.46            4.91         3.02        349,864              722        74.92       35.65         5.86
5.500 - 5.624          9.20            2.69         4.09        314,885              710        73.82       33.38         5.16
5.625 - 5.749          2.31            0.98         5.53        253,483              715        75.91       36.01         2.11
5.750 - 5.874         10.40            0.33         8.08        309,523              705        75.67       37.89         4.96
5.875 - 5.999          0.75            0.37         1.69        238,029              705        75.24       39.94         0.70
6.000 - 6.124          0.90            0.00         2.48        290,473              681        77.88       38.05         0.67
6.125 - 6.249          1.79            0.00         1.00        232,536              722        76.98       34.49         0.77
6.250 - 6.374          0.13            0.00         0.00        185,525              696        71.83       23.45         0.05
6.375 - 6.499          0.85            0.00         0.87        382,322              701        67.46       40.46         0.42
9.500 - 9.624          0.00            0.15         0.00        636,640              736        66.19       39.18         0.08
TOTAL                100.00          100.00       100.00        356,148              716        73.15       34.88       100.00



                                              ORIGINAL LOAN TO VALUE
                                                                                                                        Pct of
                                    Pct of                                                      Wtd Avg     Wtd Avg     overall
                 Pct of overall     overall        Pct of        Avg CURRENT     Wtd Avg        LOAN TO      BACK       CURRENT
LOAN TO VALUE        GROUP1         GROUP2     overall GROUP3      BALANCE       FICO SCORE      VALUE       RATIO      BALANCE
-------------        ------         ------     --------------      -------       ----------      -----       -----      -------
10.01 - 15.00        0.02            0.00         0.00             54,819           806         13.25        18.96       0.01
15.01 - 20.00        0.00            0.03         0.00             55,001           736         18.99        24.98       0.01



------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 4 of 10

                                              ORIGINAL LOAN TO VALUE
                                                                                                                        Pct of
                                    Pct of                                                      Wtd Avg     Wtd Avg     overall
                 Pct of overall     overall        Pct of        Avg CURRENT     Wtd Avg        LOAN TO      BACK       CURRENT
LOAN TO VALUE        GROUP1         GROUP2     overall GROUP3      BALANCE       FICO SCORE      VALUE       RATIO      BALANCE
-------------        ------         ------     --------------      -------       ----------      -----       -----      -------
20.01 - 25.00        0.04            0.46         0.05            295,342           710         22.98        17.72       0.25
25.01 - 30.00        0.41            0.21         0.00            227,636           764         26.69        31.32       0.25
30.01 - 35.00        0.93            0.12         0.48            413,796           752         31.60        33.26       0.46
35.01 - 40.00        0.40            0.53         0.91            244,990           705         38.57        35.91       0.54
40.01 - 45.00        0.66            0.91         0.66            339,812           726         42.47        33.10       0.79
45.01 - 50.00        1.67            1.07         1.62            327,199           722         47.56        33.03       1.36
50.01 - 55.00        1.63            4.27         1.55            455,704           726         53.43        30.42       2.95
55.01 - 60.00        5.16            4.99         1.96            508,921           714         57.62        33.91       4.61
60.01 - 65.00       10.27            8.29         8.90            578,584           720         63.79        33.66       9.06
65.01 - 70.00       10.66           10.56        13.83            391,977           725         68.54        33.83      11.07
70.01 - 75.00       16.27           15.59        18.40            383,832           712         73.82        34.45      16.24
75.01 - 80.00       46.13           50.53        49.03            321,707           715         79.59        35.74      48.78
80.01 - 85.00        0.92            0.28         0.31            277,530           726         83.56        37.14       0.51
85.01 - 90.00        3.00            1.29         0.10            236,793           694         89.41        37.19       1.71
90.01 - 95.00        1.83            0.87         2.20            224,412           688         94.55        41.03       1.40
TOTAL              100.00          100.00       100.00            356,148           716         73.15        34.88     100.00



                                                            CREDIT SCORE
                                                                                                               Pct of
                       Pct of     Pct of       Pct of                                 Wtd Avg    Wtd Avg       overall
                       overall    overall      overall     Avg CURRENT   Wtd Avg      LOAN TO      BACK        CURRENT
FICO SCORE             GROUPI     GROUP2       GROUP3        BALANCE     FICO SCORE    VALUE      RATIO        BALANCE
----------             ------     ------       ------        -------     ----------    -----      -----        -------
560-579                 0.00       0.00         0.45         542,360        564        75.00       0.00        0.07
580-599                 0.00       0.00         0.31         367,606        590        50.00       0.00        0.04
600-619                 0.91       0.13         0.14         658,219        615        72.19      45.60        0.40
620-639                 3.36       2.81         3.99         298,188        631        76.14      37.65        3.17
640-659                 6.69       4.94         7.07         306,938        650        75.64      36.36        5.86
660-679                11.73      12.23        18.00         338,132        669        75.32      36.24       12.90
680-699                15.18      18.49        15.47         386,030        689        72.79      34.66       16.90
700-719                16.15      14.84        11.75         360,192        709        72.27      35.19       14.84
720-739                16.71      11.34        12.09         360,353        728        72.52      35.52       13.31
740-759                12.28      12.44         9.94         358,852        749        74.07      34.16       12.02
760-779                 9.53      12.59         9.95         389,675        770        72.01      33.52       11.15
780-799                 5.24       8.17         8.46         358,944        789        70.67      31.93        7.20
800-819                 2.22       2.02         2.05         269,984        806        71.63      32.36        2.08
820-839                 0.00       0.00         0.33         198,511        823        72.27      24.98        0.05
TOTAL                 100.00     100.00       100.00         356,148        716        73.15      34.88      100.00


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 5 of 10


                                                            ORIGINAL TERM
                                                                                                               Pct of
                     Pct of        Pct of       Pct of                     Wtd Avg    Wtd Avg     Wtd Avg      overall
STATED ORIGINAL      overall      overall       overall     Avg CURRENT     FICO      LOAN TO      BACK        CURRENT
TERM                 GROUP1        GROUP2       GROUP3        BALANCE       SCORE      VALUE       RATIO       BALANCE
----                 ------        ------       ------        -------       -----      -----       -----       -------
360+                 100.00        100.00       100.00        356,148        716       73.15       34.88       100.00
TOTAL                100.00        100.00       100.00        356,148        716       73.15       34.88       100.00


                                                           REMAINING TERM
                                                                                                               Pct of
                     Pct of        Pct of       Pct of                     Wtd Avg    Wtd Avg     Wtd Avg      overall
                     overall      overall       overall     Avg CURRENT     FICO      LOAN TO      BACK        CURRENT
STATED REM TERM      GROUP1        GROUP2       GROUP3        BALANCE       SCORE      VALUE       RATIO       BALANCE
---------------      ------        ------       ------        -------       -----      -----       -----       -------
301 - 360            100.00        99.87         99.48        356,252       716         73.15       34.89      99.86
361+                   0.00         0.13          0.52        296,348       720         70.06       29.72       0.14
TOTAL                100.00       100.00        100.00        356,148       716         73.15       34.88     100.00


                                                                STATE
                                                                                                                        Pct of
                       Pct of        Pct of                                                   Wtd Avg      Wtd Avg      overall
                       overall      overall         Pct of       Avg CURRENT     Wtd Avg      LOAN TO        BACK       CURRENT
STATE1                 GROUP1        GROUP2     overall GROUP3     BALANCE      FICO SCORE     VALUE        RATIO       BALANCE
------                 ------        ------     --------------     -------      ----------     -----        -----       -------
Alabama                  0.24         0.03          0.00           205,819          715           73.77        17.54         0.10
Alaska                   0.09         0.00          0.39           365,487          672           80.34        37.15         0.09
Arizona                  2.17         2.63          2.07           252,262          726           74.65        33.89         2.38
California              40.26        60.32         45.23           438,870          715           72.44        35.33        51.15
Colorado                 1.15         1.27          1.08           228,956          700           77.44        35.66         1.20
Connecticut              0.86         0.40          1.10           361,022          712           73.46        31.53         0.66
Delaware                 0.86         0.45          0.16           344,796          732           76.12        34.49         0.55
District of Columbia     0.39         0.32          0.00           345,192          700           71.45        31.98         0.30
Florida                 11.67         8.23          6.60           306,421          717           73.14        35.07         9.18
Georgia                  0.55         0.24          0.48           182,993          713           73.39        29.29         0.38
Hawaii                   1.73         1.02          1.75           487,431          740           70.05        29.81         1.37
Idaho                    0.34         0.84          0.00           318,421          750           76.16        33.20         0.55
Illinois                 1.72         0.98          2.27           307,187          722           73.42        35.29         1.43
Indiana                  0.14         0.16          0.65           267,641          748           78.06        36.39         0.23
Iowa                     0.05         0.00          0.00           144,700          653           89.88        44.04         0.02
Kansas                   0.12         0.00          0.30           173,395          678           75.62        30.49         0.08
Kentucky                 0.38         0.06          0.21           131,124          708           83.10        40.18         0.19
Louisiana                0.00         0.04          0.00           154,652          665           76.36        24.51         0.02
Maine                    0.00         0.28          0.00         1,156,646          777           68.24        33.27         0.14
Maryland                 2.76         0.93          0.54           316,778          714           75.08        34.92         1.51
Massachusetts            1.38         1.74          1.79           349,543          709           68.49        35.56         1.62
Michigan                 1.63         0.77          0.42           197,494          708           75.28        36.78         1.01
Minnesota                0.39         0.32          1.46           231,043          707           80.16        37.84         0.51
Mississippi              0.08         0.00          0.00           217,500          782           75.00        42.01         0.03


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 6 of 10

                                                                STATE
                                                                                                                        Pct of
                       Pct of        Pct of                                                   Wtd Avg      Wtd Avg      overall
                       overall      overall         Pct of       Avg CURRENT     Wtd Avg      LOAN TO        BACK       CURRENT
STATE1                 GROUP1        GROUP2     overall GROUP3     BALANCE      FICO SCORE     VALUE        RATIO       BALANCE
------                 ------        ------     --------------     -------      ----------     -----        -----       -------
Missouri                 0.43         0.26          0.96           216,421          714           75.16        40.95         0.42
Montana                  0.00         0.05          0.00           227,659          717           75.00        39.59         0.03
Nebraska                 0.00         0.00          0.09           103,793          717           80.00        45.14         0.01
Nevada                   4.34         3.76          4.15           319,101          722           74.74        33.75         4.02
New Hampshire            0.00         0.18          0.42           247,178          727           71.66        34.09         0.15
New Jersey               3.52         2.22          9.12           358,702          705           73.38        35.07         3.68
New Mexico               0.73         0.25          0.89           220,768          727           76.04        35.47         0.51
New York                 1.96         1.27          7.54           414,010          700           69.13        36.87         2.43
North Carolina           0.76         0.73          0.66           314,071          713           72.54        34.18         0.73
Ohio                     2.83         0.41          0.47           271,357          711           72.87        33.99         1.26
Oklahoma                 0.00         0.01          0.16           118,551          712           76.54        35.31         0.03
Oregon                   0.71         1.17          0.88           227,039          719           75.88        32.65         0.97
Pennsylvania             4.64         0.43          0.28           355,947          730           71.48        29.86         1.87
Rhode Island             0.00         0.10          0.00           138,871          744           62.87        32.31         0.05
South Carolina           0.44         0.33          0.52           249,478          716           72.08        36.18         0.40
South Dakota             0.08         0.05          0.00           225,872          691           87.43        37.33         0.06
Tennessee                0.58         0.22          0.32           225,965          736           77.02        40.24         0.36
Texas                    1.28         0.76          0.99           227,420          725           78.13        34.33         0.97
Utah                     0.58         0.26          0.77           226,375          700           76.38        32.55         0.44
Vermont                  0.00         0.00          0.23           273,662          673           53.00        32.50         0.03
Virginia                 3.53         4.78          3.11           338,630          720           75.51        34.30         4.10
Washington               4.20         1.38          1.58           271,086          715           76.32        33.56         2.39
West Virginia            0.00         0.00          0.08            97,992          821           79.19        11.34         0.01
Wisconsin                0.44         0.33          0.28           265,674          686           77.52        36.76         0.36
Wyoming                  0.00         0.02          0.00            72,778          758           76.69        11.60         0.01
TOTAL                  100.00       100.00        100.00           356,148          716           73.15        34.88       100.00


                                                            LOAN PURPOSE
                                                                                                                       Pct of
                            Pct of      Pct of      Pct of                                   Wtd Avg      Wtd Avg     overall
                            overall     overall     overall     Avg CURRENT      Wtd Avg     LOAN TO       BACK       CURRENT
LOAN PURP                   GROUP1      GROUP2      GROUP3        BALANCE      FICO SCORE     VALUE        RATIO      BALANCE
---------                   ------      ------      ------        -------      ----------     -----        -----      -------
Cash Out Refinance          40.38       43.70        41.33         372,261       708          70.66        34.70       42.20
Purchase                    37.34       36.58        41.80         348,668       725          77.16        35.35       37.61
Rate/Term Refinance         22.28       19.72        16.87         339,023       716          70.90        34.41       20.19
TOTAL                      100.00      100.00       100.00         356,148       716          73.15        34.88      100.00


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 7 of 10



                                                              OCCUPANCY
                                                                                                                      Pct of
                            Pct of      Pct of      Pct of                                   Wtd Avg      Wtd Avg     overall
                            overall     overall     overall     Avg CURRENT      Wtd Avg     LOAN TO       BACK       CURRENT
OCCTYPE                     GROUP1      GROUP2      GROUP3        BALANCE      FICO SCORE     VALUE        RATIO      BALANCE
---------                   ------      ------      ------        -------      ----------     -----        -----      -------
Investor                    12.36       10.65        15.54         231,229       722          73.65         34.49      11.96
Owner Occupied              82.83       83.55        80.18         383,419       714          73.28         35.15      82.81
Second Home                  4.81        5.80         4.27         399,884       731          70.09         31.60       5.23
TOTAL                      100.00      100.00       100.00         356,148       716          73.15         34.88     100.00


                                                            PROPERTY TYPE
                                                                                                                      Pct of
                            Pct of      Pct of      Pct of                                   Wtd Avg      Wtd Avg     overall
                            overall     overall     overall     Avg CURRENT      Wtd Avg     LOAN TO       BACK       CURRENT
PROPTYPE                    GROUP1      GROUP2      GROUP3        BALANCE      FICO SCORE     VALUE        RATIO      BALANCE
---------                   ------      ------      ------        -------      ----------     -----        -----      -------
2-4 Family                   3.69        3.27         8.93        347,118        709          72.86         34.79        4.24
CO-OP                        0.07        0.00         0.00        209,500        666          67.74         45.47        0.03
Condominium                  9.66       10.05         7.40        278,259        722          75.76         35.20        9.53
PUD                         25.02       23.20        16.19        372,086        718          74.35         35.59       22.80
Single Family               61.56       63.33        67.48        366,476        715          72.34         34.57       63.33
Townhouse                    0.00        0.15         0.00        636,000        694          80.00         37.90        0.08
TOTAL                       00.00       00.00       100.00        356,148        716          73.15         34.88      100.00


                                                         DOCUMENTATION CODE
                                                                                                                          Pct of
                            Pct of       Pct of       Pct of                                    Wtd Avg       Wtd Avg     overall
                            overall      overall      overall     Avg CURRENT      Wtd Avg      LOAN TO        BACK       CURRENT
DOCTYPE                     GROUP1       GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE         RATIO      BALANCE
-------                     ------       ------       ------        -------      ----------      -----         -----      -------
Alternative                   8.33         4.46         9.59        262,795          706         78.27         38.21        6.56
Full                         22.79        22.35        18.76        312,120          714         75.35         34.61       21.99
No Income/No Asset            0.22         0.13         0.25        293,331          734         71.63          0.00        0.18
Stated Income                36.55        48.98        35.38        415,505          725         72.42         33.48       42.68
Stated/Stated                32.12        24.07        36.02        348,484          707         71.39         36.33       28.60
TOTAL                       100.00       100.00       100.00        356,148          716         73.15         34.88      100.00


                                                            INTEREST ONLY
                                                                                                                          Pct of
                            Pct of       Pct of       Pct of                                    Wtd Avg       Wtd Avg     overall
IO FLAG                     overall      overall      overall     Avg CURRENT      Wtd Avg      LOAN TO        BACK       CURRENT
IO PERIOD                   GROUP1       GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE         RATIO      BALANCE
-------                     ------       ------       ------        -------      ----------      -----         -----      -------
NO                          100.00       100.00       100.00        356,148          716         73.15         34.88      100.00
NONIO                       100.00       100.00       100.00        356,148          716         73.15         34.88      100.00
TOTAL                       100.00       100.00       100.00        356,148          716         73.15         34.88      100.00


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 8 of 10


                                                             INDEX TYPE
                                                                                                                          Pct of
                            Pct of       Pct of       Pct of                                    Wtd Avg       Wtd Avg     overall
                            overall      overall      overall     Avg CURRENT      Wtd Avg      LOAN TO        BACK       CURRENT
DOCTYPE                     GROUP1       GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE         RATIO      BALANCE
-------                     ------       ------       ------        -------      ----------      -----         -----      -------
1MLIBOR                     100.00         0.00         0.00        332,746          715         73.17         35.70       34.71
COFI                          0.00         0.00       100.00        321,141          712         73.76         36.30       14.65
MTA                           0.00       100.00         0.00        387,006          718         72.97         33.99       50.64
TOTAL                       100.00       100.00       100.00        356,148          716         73.15         34.88      100.00


                                                           MONTHS TO ROLL
                                                                                                                          Pct of
                            Pct of       Pct of       Pct of                                    Wtd Avg       Wtd Avg     overall
                            overall      overall      overall     Avg CURRENT      Wtd Avg      LOAN TO        BACK       CURRENT
DOCTYPE                     GROUP1       GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE         RATIO      BALANCE
-------                     ------       ------       ------        -------      ----------      -----         -----      -------
0 -2                        98.94         99.84       100.00        356,576          716         73.13         34.88        99.55
3 - 8                        1.06          0.16         0.00        280,928          708         77.96         34.62         0.45
TOTAL                      100.00        100.00       100.00        356,148          716         73.15         34.88       100.00


                                                            GROSS MARGIN
                                                                                                                           Pct of
                       Pct of        Pct of       Pct of                                    Wtd Avg      Wtd Avg          overall
                       overall      overall       overall     Avg CURRENT      Wtd Avg      LOAN TO       BACK            CURRENT
MARGIN                 GROUP1        GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE        RATIO           BALANCE
------                 ------        ------       ------        -------      ----------      -----        -----           -------
0.000-1.749               0.40         0.00         0.00        224,941          699         75.11         19.95           0.14
1.750-1.999               1.73         0.21         0.23        355,610          711         69.59         38.26           0.74
2.000-2.249               5.67         1.91         0.00        380,760          710         72.89         35.02           2.93
2.250- 2.499             14.69         4.80         2.10        358,223          714         73.53         35.37           7.84
2.500-2.749              28.21        20.12         5.27        397,266          720         72.13         33.92          20.74
2.750-2.999              18.95        26.72        30.13        365,843          719         73.31         34.50          24.52
3.000-3.249              23.56        25.65        15.70        362,130          714         72.40         35.64          23.47
3.250 +                   6.79        20.60        46.57        304,349          714         74.96         35.23          19.61
TOTAL                   100.00       100.00       100.00        356,148          716         73.15         34.88         100.00


                                                          MAX RATE
                                                                                                                           Pct of
                       Pct of        Pct of       Pct of                                    Wtd Avg      Wtd Avg          overall
                       overall      overall       overall     Avg CURRENT      Wtd Avg      LOAN TO       BACK            CURRENT
MAX RATE               GROUP1        GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE        RATIO           BALANCE
----------             ------        ------       ------        -------      ----------      -----        -----           -------
8.000 - 8.499            0.00         0.06         0.00         258,000          657         78.18         26.28           0.03
8.500- 8.999             0.21         0.14         0.00        593,264           728         80.00         31.05           0.15
9.000 -9.499             0.00         0.07         0.00         310,500          664         92.69         40.20           0.04
9.500 -9.999            93.69        95.66        81.84         356,293          715         73.35         35.03          92.94
10.000- 10.499           0.24         0.00         0.33         213,710          723         78.47         36.75           0.13
10.500 -10.999           5.80         3.80         0.25         325,086          733         70.12         31.48           3.98


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                    May 31, 2005
sfong                                                                                                                    10:27AM EDT
                                                                                                                        Page 9 of 10


                                                          MAX RATE
                                                                                                                           Pct of
                       Pct of        Pct of       Pct of                                    Wtd Avg      Wtd Avg          overall
                       overall      overall       overall     Avg CURRENT      Wtd Avg      LOAN TO       BACK            CURRENT
MAX RATE               GROUP1        GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE        RATIO           BALANCE
----------             ------        ------       ------        -------      ----------      -----        -----           -------
11.000-11.499            0.07         0.18         0.00         317,885          694         71.99         32.97           0.12
11.500-11.999            0.00         0.00        17.00         434,247          736         69.72          0.00           2.50
12.000-12.499            0.00         0.08         0.59         261,834          721         71.13         38.78           0.13
TOTAL                  100.00       100.00       100.00         356,148          716         73.15         34.88         100.00


                                                           PREPAY
                                                                                                                           Pct of
                       Pct of        Pct of       Pct of                                    Wtd Avg      Wtd Avg          overall
                       overall      overall       overall     Avg CURRENT      Wtd Avg      LOAN TO       BACK            CURRENT
MARGIN                 GROUP1        GROUP2       GROUP3        BALANCE      FICO SCORE      VALUE        RATIO           BALANCE
------                 ------        ------       ------        -------      ----------      -----        -----           -------
NO                      54.61        48.08        99.88         358,970          717         73.10        35.09           57.95
    No PP               54.61        48.08        99.88         358,970          717         73.10        35.09           57.95
YES                     45.39        51.92         0.12         352,331          715         73.23        34.61           42.05
    1YPP                 3.16         9.30         0.00         480,011          728         69.12        34.54            5.81
    3YPP                42.23        42.51         0.12         337,793          713         73.87        34.63           36.19
    6MPP                 0.00         0.11         0.00         447,207          764         79.27        31.11            0.05
TOTAL                  100.00       100.00       100.00         356,148          716         73.15        34.88          100.00


                                                           INDEX AND CAPS


                                                                                              WTD AVG                  PCT OF
INIT             PCT OF          PCT OF    PCT OF       AVG          WTD          WTD         CURRENT       WTD AVG    OVERALL
RATE             OVERALL        OVERALL    OVERALL     CURRENT     AVG FICO     AVG LOAN       GROSS         BACK      CURRENT
CAP              GROUP1          GROUP2    GROUP3      BALANCE      SCORE       TO VALUE       COUPON        RATIO     BALANCE
------           ------          ------    ------      -------      -----       --------       ------        -----     -------
0.000             100.00       100.00       100.00     356,148       716          73.15         5.042        34.88     100.00
TOTAL             100.00       100.00       100.00     356,148       716          73.15         5.042        34.88     100.00


                                                                CAPS


                                                                                              WTD AVG                  PCT OF
PER              PCT OF        PCT OF      PCT OF       AVG          WTD          WTD         CURRENT       WTD AVG    OVERALL
RATE             OVERALL      OVERALL      OVERALL     CURRENT     AVG FICO     AVG LOAN       GROSS         BACK      CURRENT
CAP              GROUP1        GROUP2      GROUP3      BALANCE      SCORE       TO VALUE       COUPON        RATIO     BALANCE
------           ------        ------      ------      -------      -----       --------       ------        -----     -------
0.000             100.00       100.00       100.00     356,148        716        73.15         5.042          34.88    100.00
TOTAL             100.00       100.00       100.00     356,148        716        73.15         5.042          34.88    100.00


                                                  SILENT SECONDS


                                                                                              WTD AVG                  PCT OF
                 PCT OF        PCT OF       CT OF       AVG          WTD          WTD         CURRENT       WTD AVG    OVERALL
                 OVERALL      OVERALL      OVERALL     CURRENT     AVG FICO     AVG LOAN       GROSS         BACK      CURRENT
SILSEC           GROUP1        GROUP2      GROUP3      BALANCE      SCORE       TO VALUE       COUPON        RATIO     BALANCE
------           ------        ------      ------      -------      -----       --------       ------        -----     -------
NO                 72.84        73.15       72.50      342,396        716        73.05         5.046          34.40     72.94


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.


Bear, Stearns & Co. Inc.                               SAMI 2005-AR2                                                   May 31, 2005
sfong                                                                                                                   10:27AM EDT
                                                                                                                       Page 10 of 10


                                                  SILENT SECONDS


                                                                                              WTD AVG                  PCT OF
                 PCT OF        PCT OF       CT OF       AVG          WTD          WTD         CURRENT       WTD AVG    OVERALL
                 OVERALL      OVERALL      OVERALL     CURRENT     AVG FICO     AVG LOAN       GROSS         BACK      CURRENT
SILSEC           GROUP1        GROUP2      GROUP3      BALANCE      SCORE       TO VALUE       COUPON        RATIO     BALANCE
------           ------        ------      ------      -------      -----       --------       ------        -----     -------
YES                27.16        26.85       27.50      399,389        715        73.44         5.032          36.14     27.06
TOTAL             100.00       100.00      100.00      356,148        716         73.15        5.042          34.88    100.00


------------------------------------------------------------------------------------------------------------------------------------
| File: /a/sfong/deals/ar2/dats/ar2.dat -v ALF: /a/sfong/deals/ar2/ar2.alf                                                         |
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.
